UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8 -K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): AUGUST 19, 2004

COMMISSION FILE NUMBER 1-584

FERRO CORPORATION

(Exact name of registrant as specified in its charter)

AN OHIO CORPORATION, IRS NO. 34-0217820

1000 LAKESIDE AVENUE CLEVELAND, OH 44114
(Address of principal executive offices)

REGISTRANT’S TELEPHONE NUMBER INCLUDING AREA CODE:
216/641-8580

Item 12. Regulation FD Disclosure.
Signature
EX-99.1 PRESS RELEASE

Item 12. Regulation FD Disclosure.

On August 19, 2004, Ferro Corporation issued a press release announcing the declaration of its regular quarterly dividend. A copy of this release is attached hereto as Exhibit 99.1

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Hector R. Ortino
Signature
Hector R. Ortino

Chairman and Chief Executive Officer
Title

/s/ Thomas Gannon
Signature
Thomas Gannon

Chief Financial Officer
Title

August 19, 2004
Date

Exhibit Index

Exhibit No	Description
99.1	Press Release of Ferro Corporation dated August 19, 2004.